                                                                 EXHIBIT 10.8

                          PLAN AND AGREEMENT OF MERGER

         This Plan and Agreement of Merger ("Agreement") is entered into between AMERICAN LIBERTY LIFE INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Louisiana ("ALLIC"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA").

                                   WITNESSETH

         WHEREAS, ALLIC and CICA, as indirect wholly owned subsidiaries of a common parent corporation, desire to streamline operations and corporate structure by merging ALLIC into CICA;

         NOW, THEREFORE, the parties agree as follows.

                                   ARTICLE I
                                   The Merger

         1.1 Subject to the terms and conditions set forth herein, ALLIC will be merged into CICA (the "Merger") with CICA being the corporation surviving the Merger (the "Surviving Corporation"). The Articles of Merger and Certificate of Merger, in the forms attached hereto subject to any modifications as may be authorized or required in accordance with applicable law (collectively the "Merger Filings"), shall be completed, executed and filed as contemplated by this Agreement as soon as possible after all regulatory and shareholder approvals are obtained in accordance with law.

         1.2     The effect of the Merger shall be as follows:

                          (i) The Merger shall become effective (the "Effective Time") upon the later of (i) the approval and filing of the Merger Filings by and with the Departments of Insurance and Secretaries of State of Colorado and Louisiana, or (ii) the time and date specified in such Merger Filings.

                          (ii) The Articles of Incorporation and Bylaws of CICA shall be the Articles of Incorporation and Bylaws of the Surviving Corporation. The directors and officers of CICA shall be the directors and officers of the Surviving Corporation.

                          (iii) At and as of the Effective Time, (a) all treasury and outstanding shares of capital stock of ALLIC shall be canceled regardless of actual surrender of the certificates therefor, and (b) all treasury and outstanding shares of capital stock of CICA shall remain unchanged in all respects.





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         1.3     This Agreement is subject in all respects to the provisions of the applicable insurance laws and shall not become effective until approval is obtained from the Departments of Insurance of the States of Colorado and Louisiana in accordance with the provisions of the laws of said states.
Subject to such approval, this Agreement shall be effective for accounting purposes as of 12:01 a.m., on January 1, 1997.

                                  ARTICLE III
                             Pre-Merger Obligations

         3.1 As soon as practicable, the parties shall file with the Departments of Insurance in Colorado and Louisiana all of the documents required by applicable law.

         3.2 At the earliest practicable date therefor without objection by applicable governmental authorities, this Agreement shall be duly submitted to vote by the shareholders of the parties to the extent and in the manner required by applicable law.

                                   ARTICLE IV
                            Conditions to the Merger

         The following are conditions precedent to the Merger:

         4.1 This Agreement and the transactions contemplated herein shall have been duly and validly authorized, approved and adopted at meetings of the shareholders of CICA and ALLIC to the extent required by, and in accordance with, the applicable laws.

         4.2 This Agreement and the transactions contemplated herein shall have been approved by the Departments of Insurance of the States of Colorado and Louisiana in accordance with the provisions of the laws of said states.

         4.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation, or have otherwise acted improperly in connection with the transactions contemplated hereby.





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                                   ARTICLE V
                           Termination and Amendment

         Subject to compliance with applicable laws, at any time (whether before or after approval by shareholders of ALLIC and/or CICA):

         5.1 The Board of Directors of CICA or ALLIC may terminate this Agreement.

         5.2 The Board of Directors of CICA or ALLIC may amend the terms and conditions of this Agreement and/or the exhibits hereto.

                                   ARTICLE VI
                                 Miscellaneous

         6.1 The Surviving Corporation may take any action (including executing and delivering any document) after the Effective Time in the name and on behalf of either CICA or ALLIC in order to carry out and effectuate the transactions contemplated by this Agreement.

         6.2 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein. Any reference to federal, state, local, or foreign statutes or laws shall be deemed also to refer to all rules and regulations promulgated thereunder unless the context otherwise requires. The word "including" shall mean including without limitation. The exhibits identified in this Agreement are incorporated herein by reference and made a part hereof. To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Each of the parties hereto will pay its own fees and expenses incurred in connection with the transactions contemplated by this Agreement.

         6.3 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.





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      IN WITNESS WHEREOF, the parties have set their hands and seals this 22nd day of November, 1996.



CITIZENS INSURANCE COMPANY                 AMERICAN LIBERTY LIFE
OF AMERICA                                 INSURANCE COMPANY



By: /s/ HAROLD E. RILEY                    By: /s/ HAROLD E. RILEY
    Harold E. Riley, Chairman                  Harold E. Riley, President





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                             CERTIFICATE OF MERGER

      Pursuant to the provisions of the Louisiana Business Corporation Law, AMERICAN LIBERTY LIFE INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Louisiana ("ALLIC"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA"), adopt the following Certificate of Merger:

      First: In accordance with Section 12:112 of the Louisiana Business Corporation Law, a plan and agreement of merger has been approved, adopted, certified, executed and acknowledged by ALLIC and CICA.

      Second: At and as of the effective time set forth below, (a) ALLIC will be merged into CICA with CICA being the corporation surviving the merger (the "Surviving Corporation"), (b) all treasury and outstanding shares of capital stock of ALLIC shall be canceled regardless of actual surrender of the certificates therefor, and (c) all treasury and outstanding shares of capital stock of CICA shall remain unchanged in all respects.

      Third: The Articles of Incorporation of CICA shall be the Articles of Incorporation of the Surviving Corporation.

      Fourth: The executed plan and agreement of merger is on file at Surviving Corporation's principal place of business located at 400 East Anderson Lane, Austin, Texas 78752. A copy of the plan and agreement of merger will be furnished by CICA, on request and without cost, to any shareholder of any corporation that is a party to the merger.

      Fifth: The merger will become effective on January 1, 1997 at 12:01 a.m. unless the merger is abandoned and a statement of abandonment is filed in accordance with applicable law.






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      IN WITNESS WHEREOF, the undersigned officers of each corporation, duly authorized by the Boards of Directors of each corporation, have signed this Certificate of Merger as of November 22, 1996.


WITNESSES:                                 CITIZENS INSURANCE COMPANY OF AMERICA


                                           By:     /s/ HAROLD E. RILEY
                                                   Harold E. Riley, Chairman


                                           AMERICAN LIBERTY LIFE INSURANCE
                                           COMPANY



                                           By:     /s/ HAROLD E. RILEY
                                                   Harold E. Riley, President





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                            CERTIFICATE OF SECRETARY


       The undersigned duly elected and qualified Secretary of American Liberty Life Insurance Company does hereby certify that the plan and agreement of merger referred to herein, after being first duly signed by the President on behalf of American Liberty Life Insurance Company, as authorized by its Board of Directors, was approved by the shareholder of the merged corporation in the manner required by the Louisiana Business Corporation Law.



                                           AMERICAN LIBERTY LIFE INSURANCE
                                           COMPANY



November 22, 1996                          By:
                                               ---------------------------------
                                                Mark A. Oliver, Secretary






                            CERTIFICATE OF SECRETARY


       The undersigned duly elected and qualified Secretary of Citizens Insurance Company of America does hereby certify that the plan and agreement of merger referred to herein was duly signed by the Chairman on behalf of Citizens Insurance Company of America, as authorized by its Board of Directors. As the surviving corporation, shareholder approval was not required due to satisfaction of all conditions of Section 12:112E(1) of the Louisiana Business Corporation Law.



                                          CITIZENS INSURANCE COMPANY OF AMERICA



November 22, 1996                          By:
                                               ---------------------------------
                                                Mark A. Oliver, Secretary






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                             SIGNATURE OF OFFICERS

       Pursuant to the Louisiana Business Corporation Law, the undersigned, Harold E. Riley, the duly elected and qualified President of American Liberty Life Insurance Company, hereby executes this Certificate of Merger on behalf of American Liberty Life Insurance Company.


                                   AMERICAN LIBERTY LIFE INSURANCE COMPANY



November 22, 1996                  By:
                                      ------------------------------------------
                                          Harold E. Riley, President, President

STATE OF TEXAS
COUNTY OF TRAVIS

       BEFORE ME, the undersigned authority, personally came and appeared, Harold E. Riley, duly authorized to act on behalf of American Liberty Life Insurance Company, who declared he is duly authorized and did execute the foregoing Certificate of Merger on behalf of American Liberty Life Insurance Company.

       IN WITNESS WHEREOF, the appearer, witnesses and I have hereunto affixed our signatures on November 22, 1996.



WITNESSES:                                 AMERICAN LIBERTY LIFE INSURANCE
                                           COMPANY



                                           By:
------------------------                           Harold E. Riley, President



------------------------



                      -----------------------------------
                        Bridget Cantwell, Notary Public





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                             SIGNATURE OF OFFICERS

       Pursuant to the Louisiana Business Corporation Law, the undersigned, Harold E. Riley, the duly elected and qualified Chairman of Citizens Insurance Company of America, hereby executes this Certificate of Merger on behalf of Citizens Insurance Company of America.


                                       CITIZENS INSURANCE COMPANY OF AMERICA



November 22, 1996                      By:
                                          ------------------------------------
                                          Harold E. Riley, Chairman


STATE OF TEXAS
COUNTY OF TRAVIS

       BEFORE ME, the undersigned authority, personally came and appeared, Harold E. Riley, duly authorized to act on behalf of Citizens Insurance Company of America, who declared he is duly authorized and did execute the foregoing Certificate of Merger on behalf of Citizens Insurance Company of America.

       IN WITNESS WHEREOF, the appearer, witnesses and I have hereunto affixed our signatures on November 22, 1996.



WITNESSES:                             CITIZENS INSURANCE COMPANY OF AMERICA



                                       By:
------------------------                   Harold E. Riley, Chairman



------------------------


                      -----------------------------------
                        Bridget Cantwell, Notary Public





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                               ARTICLES OF MERGER

       Pursuant to the provisions of the Colorado Business Corporation Act (the "Act"), AMERICAN LIBERTY LIFE INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Louisiana ("ALLIC"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA"), adopt the following Articles of Merger:

       First:   In accordance with Section 7-111-103 of the Act, a plan and agreement of merger has been approved, adopted and executed by ALLIC and CICA.

       Second: Pursuant to Section 7-111-103(7) of the Act, approval by the shareholders of CICA, the surviving corporation, is not required. The plan and agreement of merger was approved by the shareholders of ALLIC with the number of votes cast for the plan by each voting group entitled to vote separately on the merger being sufficient for approval by that voting group.

       Third:   At and as of the effective time set forth below, (a) ALLIC will be merged into CICA with CICA being the corporation surviving the merger (the "Surviving Corporation"), (b) all treasury and outstanding shares of capital stock of ALLIC shall be canceled regardless of actual surrender of the certificates therefor, and (c) all treasury and outstanding shares of capital stock of CICA shall remain unchanged in all respects.

       Fourth: The Articles of Incorporation of CICA shall be the Articles of Incorporation of the Surviving Corporation.

       Fifth:   The merger shall become effective on January 1, 1997 at 12:01
a.m. unless prior to such time the merger is abandoned and a statement of abandonment is filed in accordance with applicable law.


       Dated: November 22, 1996



CITIZENS INSURANCE COMPANY                     AMERICAN LIBERTY LIFE OF AMERICA
                                               INSURANCE COMPANY



By:                                            By:
    Harold E. Riley, Chairman                      Harold E. Riley, President






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                               AMENDMENT NO. 1 TO
                          PLAN AND AGREEMENT OF MERGER

         This Amendment No. 1 ("Amendment") to the Plan and Agreement of Merger ("Agreement") is entered into between AMERICAN LIBERTY LIFE INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Louisiana ("ALLIC"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA").

                                   WITNESSETH

         WHEREAS, Article V of the Agreement permits the CICA and ALLIC Boards of Directors to amend the terms and conditions of the Agreement and the exhibits thereto;

         NOW, THEREFORE, the parties agree as follows.

         1. AMENDMENT OF SECTION 1.2. Sections 1.2(i) is amended in its entirety to read as follows:

         "(i) For accounting purposes, the effective time ("Effective Time") of the Merger shall be as of 12:01 a.m., on January 1, 1997."

         2.  DELETION OF  SECTION 1.3.  Section 1.3 is deleted.

         3. AMENDMENT OF CERTIFICATE OF MERGER AND ARTICLES OF MERGER. The Articles and Certificate of Merger are amended to (i) delete all provisions defining the effective time of the merger, (ii) delete all existing date references, and (iii) adopt the forms of Articles and Certificate of Merger incorporating such changes as are attached hereto.

         4. SCOPE OF AMENDMENT. This Amendment embodies all of the changes to the Agreement as of the date hereof. Except as modified hereby, the Agreement remains in full force and effect. To facilitate execution, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of February 12, 1997.



CITIZENS INSURANCE COMPANY                      AMERICAN LIBERTY LIFE
OF AMERICA                                      INSURANCE COMPANY



By: /s/ HAROLD E. RILEY                         By:  /s/ HAROLD E. RILEY
    Harold E. Riley, Chairman                        Harold E. Riley, President






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                             CERTIFICATE OF MERGER

       Pursuant to the provisions of the Louisiana Business Corporation Law, AMERICAN LIBERTY LIFE INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Louisiana ("ALLIC"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA"), adopt the following Certificate of Merger:

       First: In accordance with Section 12:112 of the Louisiana Business Corporation Law, a plan and agreement of merger has been approved, adopted, certified, executed and acknowledged by ALLIC and CICA.

       Second: At and as of the effective time set forth below, (a) ALLIC will be merged into CICA with CICA being the corporation surviving the merger (the "Surviving Corporation"), (b) all treasury and outstanding shares of capital stock of ALLIC shall be canceled regardless of actual surrender of the certificates therefor, and (c) all treasury and outstanding shares of capital stock of CICA shall remain unchanged in all respects.

       Third: The Articles of Incorporation of CICA shall be the Articles of Incorporation of the Surviving Corporation.

       Fourth: The executed plan and agreement of merger is on file at Surviving Corporation's principal place of business located at 400 East Anderson Lane, Austin, Texas 78752. A copy of the plan and agreement of merger will be furnished by CICA, on request and without cost, to any shareholder of any corporation that is a party to the merger.


Dated: ____________________, 1997



CITIZENS INSURANCE COMPANY                        AMERICAN LIBERTY LIFE
 OF AMERICA                                       INSURANCE COMPANY



By:                                               By:
    Harold E. Riley, Chairman                         Harold E. Riley, President





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                            CERTIFICATE OF SECRETARY


       The undersigned duly elected and qualified Secretary of American Liberty Life Insurance Company does hereby certify that the plan and agreement of merger referred to herein, after being first duly signed by the President on behalf of American Liberty Life Insurance Company, as authorized by its Board of Directors, was approved by the shareholder of the merged corporation in the manner required by the Louisiana Business Corporation Law.


                                   AMERICAN LIBERTY LIFE INSURANCE COMPANY



              , 1997               By:
--------------                         ----------------------------------
                                          Mark A. Oliver, Secretary





                            CERTIFICATE OF SECRETARY


       The undersigned duly elected and qualified Secretary of Citizens Insurance Company of America does hereby certify that the plan and agreement of merger referred to herein was duly signed by the Chairman on behalf of Citizens Insurance Company of America, as authorized by its Board of Directors. As the surviving corporation, shareholder approval was not required due to satisfaction of all conditions of Section 12:112E(1) of the Louisiana Business Corporation Law.



                                   CITIZENS INSURANCE COMPANY OF AMERICA



              , 1997               By:
--------------                         ----------------------------------
                                          Mark A. Oliver, Secretary





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                             SIGNATURE OF OFFICERS

       Pursuant to the Louisiana Business Corporation Law, the undersigned, Harold E. Riley, the duly elected and qualified President of American Liberty Life Insurance Company, hereby executes this Certificate of Merger on behalf of American Liberty Life Insurance Company.


                                   AMERICAN LIBERTY LIFE INSURANCE COMPANY



              , 1997               By:
--------------                         ----------------------------------
                                          Harold E. Riley, President


STATE OF TEXAS
COUNTY OF TRAVIS

       BEFORE ME, the undersigned authority, personally came and appeared, Harold E. Riley, duly authorized to act on behalf of American Liberty Life Insurance Company, who declared he is duly authorized and did execute the foregoing Certificate of Merger on behalf of American Liberty Life Insurance Company.

       IN WITNESS WHEREOF, the appearer, witnesses and I have hereunto affixed our signatures on __________, 1997.



WITNESSES:                         AMERICAN LIBERTY LIFE INSURANCE
                                   COMPANY



                                   By:
------------------------               Harold E. Riley, President



------------------------




                      -----------------------------------
                        Bridget Cantwell, Notary Public





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                             SIGNATURE OF OFFICERS

       Pursuant to the Louisiana Business Corporation Law, the undersigned, Harold E. Riley, the duly elected and qualified Chairman of Citizens Insurance Company of America, hereby executes this Certificate of Merger on behalf of Citizens Insurance Company of America.


                                   CITIZENS INSURANCE COMPANY OF AMERICA



              , 1997               By:
--------------                         ----------------------------------
                                          Harold E. Riley, Chairman


STATE OF TEXAS
COUNTY OF TRAVIS

       BEFORE ME, the undersigned authority, personally came and appeared, Harold E. Riley, duly authorized to act on behalf of Citizens Insurance Company of America, who declared he is duly authorized and did execute the foregoing Certificate of Merger on behalf of Citizens Insurance Company of America.

       IN WITNESS WHEREOF, the appearer, witnesses and I have hereunto affixed our signatures on __________, 1997.




WITNESSES:                         CITIZENS INSURANCE COMPANY OF AMERICA



                                   By:
------------------------               Harold E. Riley, Chairman



------------------------



                      -----------------------------------
                        Bridget Cantwell, Notary Public





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                               ARTICLES OF MERGER

       Pursuant to the provisions of the Colorado Business Corporation Act (the "Act"), AMERICAN LIBERTY LIFE INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Louisiana ("ALLIC"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA"), adopt the following Articles of Merger:

       First:   In accordance with Section 7-111-103 of the Act, a plan and agreement of merger has been approved, adopted and executed by ALLIC and CICA.

       Second: Pursuant to Section 7-111-103(7) of the Act, approval by the shareholders of CICA, the surviving corporation, is not required. The plan and agreement of merger was approved by the shareholders of ALLIC with the number of votes cast for the plan by each voting group entitled to vote separately on the merger being sufficient for approval by that voting group.

       Third:   At and as of the effective time set forth below, (a) ALLIC will be merged into CICA with CICA being the corporation surviving the merger (the "Surviving Corporation"), (b) all treasury and outstanding shares of capital stock of ALLIC shall be canceled regardless of actual surrender of the certificates therefor, and (c) all treasury and outstanding shares of capital stock of CICA shall remain unchanged in all respects.

       Fourth: The Articles of Incorporation of CICA shall be the Articles of Incorporation of the Surviving Corporation.



       Dated: ____________________, 1997



CITIZENS INSURANCE COMPANY                   AMERICAN LIBERTY LIFE
 OF AMERICA                                  INSURANCE COMPANY



By:                                          By:
    Harold E. Riley, Chairman                    Harold E. Riley, President






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